Subsequent Events		9 Months Ended
	Jan. 12, 2020	Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent Events	13. Subsequent Events On March 8, 2021, Lincoln Acquisition converted 18,000 shares of Preferred B Stock into 3,600,000 of the Company’s common stock.

12. Subsequent Events

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements are available to be issued. Any material events that occur between the balance sheet date and the date that the financial statements were available for issuance are disclosed as subsequent events, while the financial statements are adjusted to reflect any conditions that existed at the balance sheet date. Based upon this review, except as disclosed within the footnotes or as discussed below, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the financial statements.

On November 12, 2021 Good Gaming, Inc. (OTCQB: GMER) announced that it has entered into a securities purchase agreement with several institutional and accredited investors for the purchase of 20,733,337 shares of its common stock (or common stock equivalents in lieu thereof) and warrants to purchase up to an aggregate of 20,733,337 shares of common stock, in a private placement. The combined purchase price for one share of common stock (or common stock equivalent) and a warrant to purchase one share of common stock is $0.15. The warrants have an exercise price of $0.20 per share, will be immediately exercisable and will expire five and one-half years from the issuance date. The gross proceeds from the private placement offering are expected to be approximately $3.1 million. The Company intends to use the net proceeds to expand and promote Microbuddies as well as for working capital and general corporate purposes. The offering is expected to close on or about November 16, 2021, subject to the satisfaction of customary closing conditions.